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                                      FORM 8-K
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                               -----------------------


                     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  October 15, 2002

                            Commission File Number 1-13123



                                    METALS USA, INC.
                (Exact name of Registrant as Specified in its Charter)


                 DELAWARE                                  76-0533626
       (State or other jurisdiction                      (I.R.S. Employer
     of incorporation or organization)                Identification Number)


        THREE RIVERWAY, SUITE 600                             77056
              HOUSTON, TEXAS                                (Zip Code)
   (Address of Principal Executive Offices)


     Registrant's telephone number, including area code: (713) 965-0990


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                               METALS USA, INC.

                                    FORM 8-K


ITEM 9.

Pursuant to the Company's Reorganization Plan and previously announced planned divestitures, the Company has completed the sale of certain assets, the proceeds of which, in the aggregate, exceed 10% of the Company's total consolidated assets. The assets held for sale at December 31, 2001, did not meet the requirements for discontinued operations presentation. Cash has been the only consideration received for the asset sales. As disclosed in the Form 10-Q for the six months ended June 30, 2002, several asset sales were completed with aggregate cash proceeds of $18.0 million. Subsequent to June 30, 2002 and through September 30, 2002 six additional asset sale transactions were completed for total cash proceeds of $63.2 million. In addition, $18.2 million of accounts receivable related to these operations was retained and will be collected by the Company. Three of the six asset sales transactions which occurred in the third quarter, account for the majority of the proceeds as follows.

         The inventory and fixed assets of the Company's Specialty Metals Northwest operations, with five facilities located throughout the northwestern United States were sold on September 10, 2002, to Reliance Steel & Aluminum Co. for aggregate cash consideration of $30.0 million. Accounts receivable related to these operations to be collected by the Company total $6.9 million.

         The inventory and fixed assets of the Company's Plates and Shapes Northcentral operations located in Milwaukee, Wisconsin were sold on September 10, 2002, to I. Bahcall Steel & Pipe, Inc. for aggregate cash consideration of $10.9 million. Twenty-five percent of the accounts receivable ($0.9 million) related to this operation will be collected by the Company.

         The inventory and fixed assets of the Company's Plates and Shapes Southwest operations located in Houston and San Antonio, Texas and Shreveport, Louisiana were sold on September 30, 2002, to Triple-S Steel Supply Co. for aggregate cash consideration of $16.8 million. Accounts receivable related to these operations to be collected by the Company total $6.2 million.

The net proceeds from all of the asset sales have been used to reduce the balance outstanding under the Company's secured bank loans, which as of October 2, 2002, were $136.9 million.

Attached hereto are Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2002 and the Year Ended December 31, 2001, which have been adjusted to eliminate the results of operations of the facilities which have been sold, as of January 1, 2001, and to reflect a reduction in interest expense as the net proceeds from the asset sales were used to reduce outstanding indebtedness. The reduction in interest expense for each period was based upon the actual and estimated net proceeds for the applicable assets and the Company's weighted average borrowing rate on its revolving credit facilities during the relevant periods presented.

Accordingly, the following schedules present the pro forma results of operations for the periods presented.

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                                   METALS USA, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                      Six Months Ended June 30, 2002
                                               ------------------------------------------
                                                               Results of
                                                              Operations of
                                               As Reported   Facilities Sold    Pro Forma
                                               -----------   ---------------    ---------
Net sales                                      $    484.3      $    (21.5)      $   462.8

Cost of sales                                       365.7           (16.9)          348.8
                                               ----------      ----------       ---------
Gross profit                                        118.6            (4.6)          114.0
Operating and delivery                               61.9            (3.2)           58.7
Selling, general and administrative                  48.0            (3.7)           44.3
Depreciation and amortization                         4.2            (0.0)            4.2
Asset impairment                                      3.5               -             3.5
                                               ----------      ----------       ---------
Operating income                                      1.0             2.3             3.3
Interest and securitization expense                  10.4            (3.7)            6.7
Reorganization expenses                               9.1               -             9.1
Other expense                                        (0.4)              -            (0.4)
                                               ----------      ----------       ---------
Loss before income taxes and discontinued
  operations                                        (18.1)            6.0           (12.1)
Benefit for income taxes                             (3.7)            1.2            (2.5)
                                               ----------      ----------       ---------
Loss before discontinued operations                 (14.4)            4.8            (9.6)

Discontinued operations, net of income
  tax benefit                                         0.2            (1.3)           (1.1)
                                               ----------      ----------       ---------
Net loss                                       $    (14.2)     $      3.5       $   (10.7)
                                               ==========      ==========       =========
Loss per share for basic and diluted:
  Before discontinued operations               $    (0.39)     $     0.13       $   (0.26)
  Discontinued operations                               -           (0.03)          (0.03)
                                               ----------      ----------       ---------
    Total                                      $    (0.39)     $     0.10       $   (0.29)
                                               ==========      ==========       =========

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                                      METALS USA, INC.
                       PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                                           Year Ended December 31, 2001
                                                   ------------------------------------------
                                                                   Results of
                                                                  Operations of
                                                   As Reported   Facilities Sold    Pro Forma
                                                   -----------   ---------------    ---------
Net sales                                          $  1,562.0      $   (352.9)      $ 1,209.1
Cost of sales                                         1,205.7          (279.5)          926.2
                                                   ----------      ----------       ---------
Gross profit                                            356.3           (73.4)          282.9

Operating and delivery                                  195.2           (38.6)          156.6
Selling, general and administrative                     142.5           (32.3)          110.2
Depreciation and amortization                            26.2            (5.2)           21.0
Integration credit                                       (2.1)              -            (2.1)
Asset impairments                                       386.2               -           386.2
                                                   ----------      ----------       ---------
Operating income (loss)                                (391.7)            2.7          (389.0)
Interest and securitization expense                      46.7            (7.8)           38.9
Reorganization expenses                                  19.4               -            19.4
Other expense                                             1.8               -             1.8
                                                   ----------      ----------       ---------
Loss Before Taxes and Extraordinary Item               (459.6)           10.5          (449.1)

Provision (benefit) for income Taxes                    (52.3)            1.2           (51.1)
                                                   ----------      ----------       ---------
Loss before extraordinary item                         (407.3)            9.3          (398.0)

Extraordinary Charge from early extinquishment
  of debt, net of income taxes                            1.8               -             1.8
                                                   ----------      ----------       ---------
Net loss                                           $   (409.1)     $      9.3       $  (399.8)
                                                   ==========      ==========       =========

Loss per share for basic and diluted:
  Before extraordinary item                        $   (11.16)     $     0.26       $  (10.90)
  Extraordinary item                                    (0.05)              -           (0.05)
                                                   ----------      ----------       ---------
    Total                                          $   (11.21)     $     0.26       $  (10.95)
                                                   ==========      ==========       =========

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                                  METALS USA, INC.


Date: October 15, 2002                 By:      /s/ Terry L. Freeman
                                          -----------------------------------
                                                    Terry L. Freeman
                                           Senior Vice President, Treasurer
                                              and Chief Accounting Officer